Exhibit 3.167
RECEIVED
STATE OF TENNESSEE
94 DEC 20 PM 12:00
RILEY DARNELL
SECRETARY OF STATE
CHARTER
OF
SPARTA HOSPITAL CORPORATION
The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Tennessee Business Corporation Act, as amended, hereby adopts the following charter for such corporation:
ARTICLE ONE
The name of the Corporation is Sparta Hospital Corporation.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The corporation is for profit.
ARTICLE FOUR
The purpose for which the Corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Tennessee Business Corporation Act (the “Tennessee Code”).
ARTICLE FIVE
The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1,000) shares of $.01 par value per share common stock.
ARTICLE SIX
The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.
ARTICLE SEVEN

The street address of its initial registered office is 306 Guy Street, Suite 200, Nashville, Davidson County, Tennessee 37201 and the name of its initial registered agent at such address is Corporation Service Company.
ARTICLE EIGHT
The complete address of the corporation’s principal office is 155 Franklin Road, Suite 400, Brentwood, Williamson County, Tennessee 37027.
ARTICLE NINE
Election of the Directors need not be by written ballot unless the Bylaws of the corporation shall so provide.
ARTICLE TEN
The name and address of the incorporator is:
Robin J. Payton
414 Union Street, Suite 1600
Nashville, TN 37219
ARTICLE ELEVEN
To the greatest extent permitted by Tennessee law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 48-18-304 of the Tennessee Code or (iv) for any transaction from which the director derives an improper personal benefit. If the Tennessee Code is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Code, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE TWELVE
A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Tennessee Code as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that if the Tennessee Code requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.
B. Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Tennessee Code. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Tennessee Code, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.

C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Code.
E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article or as otherwise permitted under the Tennessee Code with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE THIRTEEN
The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted by the board of directors.
IN WITNESS WHEREOF, I have hereunto set my hand, this 20th day of December, 1994.
/s/ Robin J. Payton
Robin J. Payton, Incorporator
414 Union Street
Suite 1600
Nashville, TN 37219

ARTICLES OF MERGER
To the Secretary of State of the State of Tennessee:
Pursuant to the provisions of Section 48-21-104 of the Tennessee Business Corporation Act, as amended, the undersigned domestic corporation hereby submits the following Articles of Merger and states as follows:
1. The plan of merger is as follows:
Hospital Corporation of White County, a Tennessee corporation, shall merge into Sparta Hospital Corporation, a Tennessee corporation, without any consideration payable to the shareholder of Hospital Corporation of White County. The stock of Sparta Hospital Corporation shall be cancelled and the stock of Sparta Hospital Corporation shall remain outstanding as the shares of the surviving corporation.
2. The names of each corporation that is a party to the aforesaid merger, and, for each corporation, the date of the meeting at which the plan was adopted is as follows:

Hospital Corporation of White County	December 29, 1994
Sparta Hospital Corporation	December 29, 1994
3. The plan was duly approved by unanimous written consents of the shareholders of each corporation.
4. The merger shall be effective upon filing of these Articles of Merger with the Secretary of State of Tennessee, or the close of business on December 31, 1994, whichever is later.
Dated: December 29, 1994.
SPARTA HOSPITAL CORPORATION
By: /s/
Capacity: Sr. Vice President

PLAN OF MERGER
This Plan of Merger is prepared pursuant to the provisions of Section 48-21-101 of the Tennessee Business Corporation Act, as amended.
1. The name of the merging corporations are Hospital Corporation of White County and Sparta Hospital Corporation. Both corporations are organized under the laws of the State of Tennessee.
2. The name of the surviving corporation is Sparta Hospital Corporation.
3. Each corporation is for profit.
4. The terms and conditions of the proposed merger are:
Hospital Corporation of White County, a Tennessee corporation, shall merge into Sparta Hospital Corporation, a Tennessee corporation, without any consideration payable to the shareholder of Hospital Corporation of White County.
5. The manner and basis of converting the shares of each corporation into shares, obligations or other securities of the surviving or any other corporation or into cash or other property, in whole or in part, is as follows:
The stock of Hospital Corporation of White County shall be cancelled and the stock of Sparta Hospital Corporation shall remain outstanding as the shares of the surviving corporation.
Dated as of December 31, 1994.
HOSPITAL CORPORATION OF WHITE COUNTY
By: /s/
Capacity: Sr. Vice President
SPARTA HOSPITAL CORPORATION
By: /s/
Capacity: Sr. Vice President

RECEIVED
STATE OF TENNESSEE
95 JAN 11 PM 3:03
RILEY DARNELL
SECRETARY OF STATE
ARTICLES OF CORRECTION
To the Secretary of State of the State of Tennessee:
Pursuant to the provisions of Section 48-11-305 of the Tennessee Business Corporation Act, as amended, the undersigned corporation hereby submits this application:
1. The name of the corporation is Sparta Hospital Corporation.
2. A copy of the incorrect document, as filed, is attached hereto.
3. A description of the incorrect document, filed December 30, 1994, is set forth below:
The Articles of Merger of Sparta Hospital Corporation contained the following incorrect statement in the plan of merger description listed as item 1:
“The stock of Sparta Hospital Corporation shall be cancelled and the stock of Sparta Hospital Corporation shall remain outstanding as the shares of the surviving corporation.”
4. The following correct statement substitutes the first occurence of the words “Sparta Hospital Corporation” with the words “Hospital Corporation of White County”:
“The stock of Hospital Corporation of White County shall be cancelled and the stock of Sparta Hospital Corporation shall remain outstanding as the shares of the surviving corporation.”
5. These Articles of Correction are effective as of the effective time and date of the incorrect document, being corrected hereby, as to all persons except those persons relying on the incorrect document and adversely affected by the correction, as to whom these Articles of Correction are effective when filed with the Secretary of State of the State of Tennessee.
Dated: January 11, 1995.
SPARTA HOSPITAL CORPORATION
By: /s/ Sara Martin-Michels
Sara Martin-Michels
Assistant Secretary

RECEIVED
STATE OF TENNESSEE
95 JAN 11 PM 3:04
RILEY DARNELL
SECRETARY OF STATE
ARTICLES OF CORRECTION
To the Secretary of State of Tennessee:
Pursuant to the provisions of Section 48-11-305 of the Tennessee Business Corporation Act, as amended, the undersigned corporation hereby submits this application:
1. The name of the corporation is Sparta Hospital Corporation.
2. A copy of the incorrect document, as filed, is attached hereto.
3. A description of the incorrect document, filed December 20, 1994 is set forth below:
The Charter of Sparta Hospital Corporation contained a typographical error in the street address of the registered office of the Corporation listed in Article Seven.
4. The following correct statement recites the correct street address of the registered office of the Corporation by substituting the word “Gay” for “Guy” in Article Seven of its Charter:
The street address of its initial registered office is 306 Gay Street, Suite 200, Nashville, Davidson County, Tennessee 37201 and the name of its initial registered agent at such address is Corporation Service Company.
5. These Articles of Correction are effective as of the effective time and date of the incorrect document, being corrected hereby, as to all persons except those persons relying on the incorrect document and adversely affected by the correction, as to whom these Articles of Correction are effective when filed with the Secretary of State of the State of Tennessee.
Dated: January 11, 1995.
Sparta Hospital Corporation
By: /s/ Sara Martin-Michels
Sara Martin-Michels
Assistant Secretary

RECEIVED
STATE OF TENNESSEE
95 JAN 25 AM 11:18
RILEY DARNELL
SECRETARY OF STATE
APPLICATION FOR
ASSUMED CORPORATE NAME
To the Secretary of State of the State of Tennessee:
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act, as amended, the undersigned corporation hereby applies for use of an assumed corporate name:
1. The true name of the corporation is Sparta Hospital Corporation.
2. The state or country under the laws of which the corporation is organized is Tennessee.
3. The corporation is for profit.
4. The assumed corporate name it proposes to use in Tennessee is White County Community Hospital.
5. The corporation intends to transact business under the assumed corporate name set forth above.
It is understood that the right to use the assumed corporate name shall be effective for a term of five (5) years from the date of filing this application by the Secretary of State of the State of Tennessee and that the corporation may renew such right for an additional five (5) year term by filing a renewal application and paying a renewal fee within two (2) months preceding the expiration date of such right.
Dated: January 24, 1995.
SPARTA HOSPITAL CORPORATION
By: /s/ Sara Martin-Michels
Sara Martin-Michels
Assistant Secretary

   MAR 22 AM 11:58
RILEY DARNELL
SECRETARY OF STATE
APPLICATION FOR
ASSUMED CORPORATE NAME
To the Secretary of State of the State of Tennessee:
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act, as amended, the undersigned corporation hereby applies for use of an assumed corporate name:
1. The true name of the corporation is Sparta Hospital Corporation.
2. The state or country under the laws of which the corporation is organized is Tennessee.
3. The corporation is for profit.
4. The assumed corporate name it proposes to use in Tennessee is Van Buren County Medical Clinic.
5. The corporation intends to transact business under the assumed corporate name set forth above.
It is understood that the right to use the assumed corporate name shall be effective for a term of five (5) years from the date of filing this application by the Secretary of State of the State of Tennessee and that the corporation may renew such right for an additional five (5) year term by filing a renewal application and paying a renewal fee within two (2) months preceding the expiration date of such right.
Dated: March 20, 1995.
SPARTA HOSPITAL CORPORATION
By: /s/ Sara Martin-Michels
Sara Martin-Michels
Assistant Secretary

RECEIVED
STATE OF TENNESSEE
95 NOV       AM 10:20
RILEY DARNELL
SECRETARY OF STATE
CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned agent hereby submits this application:
The names of the corporations are:
1. MANNINGTON MILLS, INC. 248199
2. SPARTA HOSPITAL CORPORATION 287819
3. ENVIRONMENTAL HOMES CO. (0259281)
4. KRASBRO REALTY, INC. 289415
5. ARISTA RECORDS, INC. 218664
6. BERTELSMANN PRINTING & 230396
7. BERTELSMANN MUSIC GROUP, INC. 185997
8. BISHOP SAXONY CORPORATION 212911
9. BMG SONGS, INC. 216127
10. BOSTON BREWING COMPANY, INC. 230475
11. CAM CONSTRUCTION, LTD. 223413
12. CAREERS-BMG MUSIC PUBLISHING, INC. 216230
13. CREDIT ACCEPTANCE CORPORATION 221708
14. DIAL PAGE INC. 247943
15. ELECTROLUX CORPORATION 197607
16. ESKIMO PIE CORPORATION 37664
17. GANTRADE CORPORATION 227249

18. MOBILE TELECOMMUNICATION TECHNOLOGIES CORPORATION 209644
19. MOUNTAIN VIEW INVESTMENT COMPANY OF ILLINOIS 207447
20. NAGIT (USA) INC. 224532
2. The street address of its current registered office is 306 Gay Street, Suite 200, Nashville, Tn 37201.
3. The name of the current registered agent is Corporation Service Company.
4. The street address of the new registered office, the zip code of such office, and the county in which the office is located is 500 Tallan Bldg., Two Union Square, Chattanooga, TN 37402-2571.
5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.
6. The corporation has been notified of the change of address for the registered office.
October 26, 1995
Signature Date
Corporation Service Company
Name of Corporation
Vice President
Signer’s capacity
/s/ Bruce R. Will
Signature
Bruce R. Winn
Name (typed or printed)

RECEIVED
STATE OF TENNESSEE
95 NOV       AM 10:28
RILEY DARNELL
SECRETARY OF STATE
CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned agent hereby submits this application:
1. The names of the corporations are:
1. PCI GROUP, INC. 197710
2. SOUTHERN PRESTRESSED, INC. 210555
3. SPARKS CONSTRUCTION, INC. 151942
4. TELE-MEDIA CONSTRUCTORS COMPANY 220050
5. TENNESSEE RSA #4 SUB 2, INC. 229025
6. TENNESSEE RSA #6 B, INC. 229026
7. VOCATIONAL OPPORTUNITIES INCORPORATED 206357
8. WESTINGHOUSE/SHIDLER FINANCE CORPORATION 219232
2. The street address of its current registered office is 306 Gay Street, Suite 200, Nashville, Tn 37201.
3. The name of the current registered agent is Corporation Service Company.
4. The street address of the new registered office, the zip code of such office, and the county in which the office is located is 500 Tallan Bldg., Two Union Square, Chattanooga, TN 37402-2571.
5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.
6. The corporation has been notified of the change of address for the registered office.
October 26, 1995
Signature Date

Corporation Service Company
Name of Corporation
Vice President
Signer’s capacity
/s/ Bruce R. Winn
Signature
Bruce R. Winn
Name (typed or printed)

RECEIVED
STATE OF TENNESSEE
99 DEC -8 PM 1:35
RILEY DARNELL
SECRETARY OF STATE
SECRETARY OF STATE
CORPORATIONS SECTION
JAMES K. POLK BUILDING, SUITE 1800
NASHVILLE, TENNESSEE 37243-0306
ISSUANCE DATE:
CONTROL NUMBER:
SPARTA HOSPITAL CORPORATION
155 FRANKLIN RD S400
BRENTWOOD, TN 37027
Assumed Name: WHITE COUNTY COMMUNITY HOSPITAL
Date of Expiration: JANUARY 25, 2000
RE: EXPIRATION OF REGISTRATION OF ASSUMED CORPORATE NAME
Pursuant to the provisions of Section 48-14-101(3) of the Tennessee Business Corporation Act or Section 48-54-101(3) of the Tennessee Nonprofit Corporation Act, it has been determined that the registration of the assumed corporate name will expire in three (3) months.
You may renew the assumed name by completing an application for renewal of assumed corporate name within two (2) months preceding the expiration and paying the fee as prescribed in Section 40-51-303(A) or Section 48-1I-303(A). Filing fee — $10.00: Privilege Tax — S10.00: Total Amount Due $20.00.
Failure to file the required document within the two (2) months preceding the expiration of the registration of the assumed corporate name will result in expiration of the assumed name.
APPLICATION FOR RENEWAL OF REGISTRATION OF ASSUMED CORPORATE NAME
Pursuant to the provisions of Section 48-14-101(4) of the Tennessee Business Corporation Act or Section 48-54-101(4) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application for renewal:
1. The true name of the corporation is Sparta Hospital Corporation
2. The state or country of incorporation is Tennessee

3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is:
White County Hospital
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
December 1, 1999
Signature Date
Sparta Hospital Corporation
Name of Corporation
Assistant Secretary
Signer’s Capacity
/s/ Virginia D. Lancaster
Signature
Virginia D. Lancaster
Name (typed or printed)

RECEIVED
STATE OF TENNESSEE
2000 MAY -9 AM 8:00
RILEY DARNELL
SECRETARY OF STATE
SECRETARY OF STATE
DIVISION OF BUSINESS SERVICES
James K. Polk Building, Suite 1800
Nashville, TN 38245-0306
MASS CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-55-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:
1. The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.
2. The street address of its current registered office is 500 Tallan Building — Two Union Square, Chattanooga, TN 37402-2571.
3. The name of the current registered agent is Corporation Service Company.
4. The street address (including county) of the new registered office is: 2908 Poston Avenue, Nashville, Tennessee 37203 (DAVIDSON)
5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.
6. The corporations, limited liability companies limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.
May 1, 2000
Signature Date
/s/ John H. Pelletier
Signature of Registered Agent
John H. Pelletier, Asst. VP
Printed or Typed Name

STATE OF TENNESSEE
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
I. The name of the corporation is SPARTA HOSPITAL CORPORATION
2. The street address of its current registered office is 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street, Suite 400 Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company.
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

10-22-03	SPARTA HOSPITAL CORPORATION
Signature Date	Name of Corporation

/s/ ASST. SEC.	/s/ Kimberly A. Wright
Signer’s Capacity	Signature
Kimberly A. Wright
Name

STATE OF TENNESSEE
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Sparta Hospital Corporation
2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o White County Community Hospital, 401 Sewell Road, Sparta (White County), TN 38583
4. The name of the current registered agent is National Registered Agents, Inc.
5. If the current registered agent is to be changed, the name of the new registered agent is Mark Cain, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

9-8-04	Sparta Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary	/s/ Robin J. Keck
Signer’s Capacity	Signature
Robin J. Keck
Name (typed or printed)

STATE OF TENNESSEE
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
SPARTA HOSPITAL CORPORATION
ATTN-Robin Keck
155 FRANKLIN RD S400
BRENTWOOD, TN 37027

Assumed Name:	WHITE COUNTY COMMUNITY HOSPITAL
Date of Expiration:	JANUARY 25, 2005
Pursuant to the provisions of Section 48-14-101(3) of the Tennessee Business Corporation Act or Section 48-54-101(3) of the Tennessee Nonprofit Corporation Act, it has been determined that the registration of the assumed corporate name will expire in three (3) months.
You may renew the assumed name by completing an application for renewal of assumed corporate name within two (2) months preceding the expiration and paying the $20 renewal filing fee. Failure to file the required document within the two (2) months preceding the expiration of the registration of the assumed corporate name will result in expiration of the assumed name.
APPLICATION FOR RENEWAL OF REGISTRATION OF ASSUMED CORPORATE NAME
Pursuant to the provisions of Section 48-14-101(4) of the Tennessee Business Corporation Act or Section 48-54-101(4) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application foe renewal:
1. The true name of the corporation is: Sparta Hospital Corporation
2. The state or country of incorporation is: Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name
4. The assumed corporate name the corporation proposes to use is: White County Community Hospital
NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.

11-17-04	Sparta Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary	/s/ Robin J. Keck
Signer’s Capacity	Signature
Robin J. Keck
Name (typed or printed)

CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
Annual Report Filing Fee Due:
$20, If no changes are made in block #6 to the registered agent/office, or
$40, If any changes are made in block #6 to the registered agent/office
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT, CORRECT MONTH IS
THIS REPORT IS DUE ON OR BEFORE 04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0287819
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
SPARTA HOSPITAL CORPORATION
155 Franklin RD S400
Brentwood, TN 37027
(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
D       12/20/1994   FOR PROFIT
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN RD S400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE
7100 COMMERCE WAY SUITE 100	BRENTWOOD	TN	37027

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE+4
PRESIDENT	SEE ATTACHED LIST

SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.)
☐ SAME AS ABOVE       ☐ NONE

OR LISTED BELOW:	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MARK CAIN, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
%WHITE CO COMM HOS, 401 SEWELL ROAD, SPARTA, TN 38583
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
STREET      CITY      STATE      ZIP CODE+ 4      COUNTY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ Public ☐ Mutual
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.
☐ RELIGIOUS
(8) Signature
/s/ Robin J. Keck

(9) DATE
2.10.06
(10) TYPE PRINT NAME OF SIGNER:
Robin J. Keck
(11) TITLE 0F SIGNER
Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *

STATE OF TENNESSEE
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Sparta Hospital Corporation
2. The street address of its current registered office is c/o White County Community Hospital, 401 Sewell Road, Sparta, TN 38583
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is N/A
4. The name of the current registered agent is Mark Cain, CEO
5. If the current registered agent is to be changed, the name of the new registered agent is Chip Camp, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

June 27, 2006	Sparta Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary	Robin J. Keck
Signer’s Capacity	Signature
Robin J. Keck
Name

CHS
PLEASE RESPOND TO WRITER AT:
Direct Dial: (615) 465-7363
Fax: (615) 373-9704
July 14, 2006
Via Certified Mail – Return Receipt Requested
Tennessee Secretary of State
Corporate Filings
312 Eighth Avenue North, 6th Floor
Nashville, TN 37243
Re: Change of Registered Agent
Dear Sir or Madam:
Enclosed please find two (2) Change of Registered Agent/Office forms and a check in the amount of $40.00. Please return evidence of the filings to me at your convenience.
I can be reached at (615) 465-7363 should you have any questions or concerns. Thank you for your assistance.
Very truly yours,
/s/ Robin Joi Keck
Robin Joi Keck
Paralegal
/rjk
enclosures

CORPORATION ANNUAL REPORT
Annual Report Filing Fee Due:
$20, If no changes are made in block #6 to the registered agent/office, or
$40, If any changes are made in block #6 to the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report
312 Eight Avenue n. 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243
CURRENT FISCAL YEAR CLOSING MONTH:12
THIS REPORT IS DUE ON OR BEFORE 04/01/07
(1) SECRETARY OF STATE CONTROL NUMBER: 0287819
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
SPARTA HOSPITAL CORPORATION
7100 Commerce Way
Suite 100
Brentwood, TN 37027
(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
4000 MERIDIAN BLVD.
FRANKLIN, TN 37067
D      12/20/1994       FOR PROFIT
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
7100 COMMERCE WAY, SUITE 100, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE
4000 MERIDIAN BLVD.	FRANKLIN	TN	37067

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE
PRESIDENT	SEE ATTACHED LIST

SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.)
☐ SAME AS ABOVE      ☐ NONE OR LISTED BELOW

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
CHIP CAMP, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
%WHITE CO COMM HOS, 401 SEWELL ROAD, SPARTA, TN 38583
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
STREET       CITY       STATE       ZIP CODE+ 4, COUNTY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: [] Public [] Mutual
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK
☐ RELIGIOUS
(8) Signature
/s/ Robin J. Keck

(9) DATE
3.5.07
(10) TYPE PRINT NAME OF SIGNER:
Robin J. Keck
(11) TITLE OF SIGNER
Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *

SPARTA HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS:
William S. Hussey-President
W. Larry Cash — Exec VP/CFO
Rachel A. Seifert — SVP/Sec/Gen Counsel
Martin G. Schweinhart — SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette — VP, Finance and Treasurer
T. Mark Buford — VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons — VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman — VP, Medical Staff Development
Terry H. Hendon — VP, Acquisitions & Dev.
Robert O. Horrar — VP, Business Development
Larry Carlton — VP, Revenue Management
Tim G. Marlette — VP, Materials Mgmt.
Kathie G. Thomas — VP, Home Health Services
Sherry A. Mori — Asst. Sec
Robin J. Keck — Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067